December 29, 2003

                             HOLLENCREST EQUITY FUND
                         Series of Advisors Series Trust
                                  Supplement to
                        Prospectus Dated December 2, 2002
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Please note the following  change to the  Hollencrest  Equity Fund's  investment policies under "Investment Objective and Principal Investment Strategies" on page 3 of the Prospectus:

"Except in unusual market circumstances, the Fund's goal is to have 80% of its total assets invested in equity securities."





               Please retain this Supplement with the Prospectus.
           The date of this Prospectus Supplement is December 29, 2003